Commitments and Contingencies - Summary of Future Minimum Lease Payments Required under Operating Leases that Have Initial or Remaining Non-Cancelable Lease Terms in Excess of One Year (Detail) - USD ($)
$ in Thousands
	Sep. 30, 2015	Dec. 31, 2014
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015	$ 94
2015		$ 399
2016	104	103
2017	5	5
Total	$ 203	$ 507